Exhibit 99.3

Unaudited pro forma condensed combined financial information

On January 7, 2019, Regentys Corporation (“Regentys”) and Generex Biotechnology Corporation (“Generex” or the “Company”) completed closing of the stock purchase agreement (the “Stock Purchase Agreement”) previously announced in a binding letter of intent (“LOI”) on November 28, 2018 wherein the Company purchased 51% of the capital stock of Regentys (12,048,161 newly issued shares in Regentys common stock) in exchange for total purchase price of $15,000,000 payable as follows: (i) a cash payment of $400,000; and (ii) the issuance of a promissory note in the amount of $14,600,000.

The following unaudited pro forma condensed combined financial statements and related notes have been prepared by combining the historical condensed consolidated financial statements of Generex and Regentys and adjusted to give effect to Regentys’ acquisition. The unaudited pro forma condensed combined balance sheet as of October 31, 2018 gives effect to the Regentys acquisition as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2018 and for the year ended July 31, 2018 give effect to the Regentys acquisition as if it occurred on August 1, 2017.

The Company accounted for the Acquisition of Regentys as a business combination using the acquisition method of accounting as prescribed in Accounting Standards Codification 805, Business Combinations (“ASC 805”) and ASC 820 – Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 805 and ASC 820, the Company used its best estimates and assumptions to accurately assign fair value to the tangible and identifiable intangible assets acquired and liabilities assumed as of the acquisition date. Goodwill as of the acquisition date is measured as the excess of the aggregate of the fair value of consideration transferred and the fair value of noncontrolling interest in the acquiree over the fair values of tangible and identifiable intangible assets acquired and liabilities assumed.

The fair values assigned to Regentys’ tangible and identifiable intangible assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired, and liabilities assumed are considered preliminary and are based on the information that was available as of the date of the acquisition. The preliminary estimated fair values of tangible and identifiable intangible assets acquired and liabilities assumed may be subject to change as additional information is received. Thus, the provisional measurements of fair value are subject to change. The Company expects to finalize the valuation as soon as practicable, but not later than one year from the closing date.

The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed combined financial statements;

•	The Company’s audited consolidated financial statements and accompanying notes as of and for the fiscal years ended July 31, 2018 and 2017 filed with the Securities and Exchange Commission ("SEC") on October 26, 2018;

•	The Company’s unaudited consolidated financial statements and accompanying notes as of and for the three-month period ended October 31, 2018 and 2017; and

•	Regentys’ audited financial statements for the years ended December 31, 2017 and 2016 included elsewhere in the Form 8-K/A current report.

•	Regentys’ unaudited financial statements for the nine months ended September 30, 2018 and 2017 included elsewhere in the Form 8-K/A current report.

Generex’s historical condensed consolidated statement of income for the year ended July 31, 2018 was derived from its audited consolidated financial statements as reported in its Annual Report on Form 10-K for the year ended July 31, 2018. Generex’s historical condensed consolidated statement of income for the three months ended October 31, 2018, and condensed consolidated balance sheet as of October 31, 2018, were derived from its unaudited interim condensed consolidated financial statements as reported in its Quarterly Report on Form 10-Q for the period ended October 31, 2018.

Regentys’ historical fiscal year ends on December 31 and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Company’s July 31 fiscal year end:

•	The unaudited pro forma condensed combined balance sheet as of October 31, 2018, combines the Company’s historical financial position as of October 31, 2018, and Regentys’ historical financial position as of September 30, 2018;

•	The unaudited pro forma condensed combined statement of operations for the three months ended October 31, 2018, combines the Company’s historical results for three months ended October 31, 2018, and Regentys’ historical results for the three months ended September 30, 2018.

•	The unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2018, combines the Company’s historical results for year ended July 31, 2018, and Regentys’ historical results for the twelve months ended June 30, 2018. The amounts for the twelve months ended June 30, 2018 were derived by adding Regentys’ six months amounts for the six months ended June 30, 2018 to the Regentys’ year end amounts for the year ended December 31, 2017, and removing the amounts for the six months ended June 30, 2017.

1

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Generex that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The historical financial information has been adjusted to give effect to estimated pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the consolidated results of operations and do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

2

GENEREX BIOTECHNOLOGY CORPORATION
Unaudited Proforma Combined Balance Sheet
as of October 31, 2018

	Historical
	Generex Biotechnology Corporation	Regentys Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
	October 31, 2018	September 30, 2018
ASSETS
Current Assets
Cash and cash equivalents	$2,363,740	$1,631	$—		$2,365,371
Restricted cash	—	—	—		—
Accounts receivable, net	2,982,229	—	—		2,982,229
Inventory, net	838,696	—	—		838,696
Other current assets	193,194	8,262	—		201,456
Total current assets	6,377,859	9,893	—		6,387,752

Property and equipment, net	665,278	536	—		665,814
Notes receivable	1,387,763	—	—		1,387,763
Call option	756,041	—	—		756,041
Goodwill	—	—	13,205,768	(A)	13,205,768
In Process -- Research & Development	—	—	3,510,680	(B)	3,510,680
Intangible asset, net	12,133,830	—	—		12,133,830
Patents, net	22,633	—	—		22,633
Other assets, net	7,824	—	—		7,824
TOTAL ASSETS	$21,351,228	$10,429	$16,716,448		$38,078,105

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current Liabilities
Accounts payable and accrued expenses	$13,229,881	$1,087,226	$—		$14,317,107
Notes payable	15,854,940	753,704	—		16,608,644
Loans from related parties	13,864,241	51,505	—		13,915,746
Total Current Liabilities	42,949,062	1,892,435	—		44,841,497
Warrants to be issued	4,005,240	—	—		4,005,240
Total Liabilities	46,954,302	1,892,435	—		48,846,737

Redeemable convertible Series A preferred stock, $0.0001 par value 2,793 shares authorized, issued and outstanding at October 31, 2018	—	1,815,575	(1,815,575)	(C)	—
Redeemable non-controlling interest	—	—	4,073,898	(C)	4,073,898
Stockholders’ Deficiency
Series H Convertible Preferred Stock, $.001 par value; authorized 109,000 shares, 63,000 shares at October 31, 2018	3	—	—		3
Series I Convertible Preferred Stock, $.001 par value; authorized 6,000 shares, 790 issued shares at October 31, 2018	1	—	—		1
Common stock, $.001 par value; authorized 750,000,000 at October 31, 2018, respectively; 28,427,049 outstanding at October 31, 2018	28,427	—	—		28,427
Common stock		696	(696)	(D)	—
Common stock payable	251,617	—	—		251,617
Additional paid-in capital	370,402,796	1,182,318	(1,182,318)	(D)	370,402,796
Treasury stock		(1,182)	1,182	(D)	—
Accumulated deficit	(391,512,465)	(4,879,413)	5,769,195	(E)	(390,622,683)
Accumulated other comprehensive income	800,048	—	—		800,048
Non-controlling interest	(5,573,501)	—	9,870,762	(F)	4,297,261
Total Stockholders’ Deficiency	(25,603,074)	(3,697,581)	14,458,125		(14,842,530)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$21,351,228	$10,429	$16,716,448		$38,078,105

See accompanying notes to unaudited pro forma condensed combined financial information.

3

GENEREX BIOTECHNOLOGY CORPORATION
Unaudited Proforma Combined Statement of Operations
For the three months ended October 31, 2018

	Historical
	Generex Biotechnology Corporation	Regentys Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
	3 Months Ended October 31, 2018	3 Months Ended September 30, 2018			3 Months Ended October 31, 2018
Revenue
Revenue, Net	$1,719,148	$—	$—		$1,719,148
Total Revenue	1,719,148	—	—		1,719,148

Cost of Goods Sold	870,621	—	—		870,621

Gross Profit	848,527	—	—		848,527

Operating expenses
Selling, general, and administrative expenses	2,272,641	209,521	—		2,482,162
Research and development	180,067	512,907	—		692,974
Total operating expenses	2,452,708	722,428	—		3,175,136

Operating Loss	(1,604,181)	(722,428)	—		(2,326,609

Other Income (Expense):
Interest expense	(165,716)	(13,023)	—		(178,739
Interest income	6,660	—	—		6,660
Changes in fair value of contingent purchase consideration	19,545,098	—	—		19,545,098
Other Expense (Income), Net	3,886	—	—		3,886
Net Income (loss)	17,785,747	(735,451)	—		17,050,296
Net Income (loss) attributable to noncontrolling interests	(88,256)	—	(360,371)	(G)	(448,627)
Net Income (loss) Available to Common Stockholders	$17,874,003	$(735,451)	$360,371		$17,498,923
					—
Net Income (loss) per Common Share
Basic	$0.78		$0.01		$0.77
Diluted	$0.33		$0.01		$0.32

Shares Used to Compute Income (loss) per Share
Basic	22,806,777		22,806,777		22,806,777
Diluted	54,699,198		54,699,198		54,699,198

Comprehensive Income (Loss):
Net Income (Loss)	$17,874,003	$(735,451)	$360,371		$17,498,923
Change in foreign currency translation adjustments	1,626	—	—		1,626
Comprehensive Income (Loss) Available to Common Stockholders	$17,875,629	$(735,451)	$360,371		$17,500,549

See accompanying notes to unaudited pro forma condensed combined financial information.

4

GENEREX BIOTECHNOLOGY CORPORATION
Unaudited Proforma Combined Statement of Operations
For the year ended July 31, 2018

	Historical
	Generex Biotechnology Corporation	Regentys Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
	12 Months Ended July 31, 2018	12 Months Ended June 30, 2018			12 Months Ended July 31, 2018
Revenue
Sales	$3,244	$—	$—		$3,244
Licensing income	700,000	—	—		700,000
Total Revenue	703,244	—	—		703,244
Gross Profit	703,244	—	—		703,244

Operating expenses
Selling, general, and administrative expenses	2,359,706	630,696	—		2,990,402
Research and development	839,147	274,806	—		1,113,953
Total operating expenses	3,198,853	905,502	—		4,104,355

Operating Loss	(2,495,609)	(905,502)	—		(3,401,111)

Other Income (Expense):
Interest expense	(583,594)	(94,011)	—		(677,605)
Changes in fair value of contingent purchase consideration	39,027,901	—	—		39,027,901
Net Income (loss)	35,948,698	(999,513)	—		34,949,185
Net Income (loss) attributable to noncontrolling interests	(385,400)	—	(489,761)	(H)	(875,161)
Net Income (loss) Available to Common Stockholders	$36,334,098	$(999,513)	$489,761		$35,824,346
					—
Net Income (loss) per Common Share
Basic	$1.59		$0.02		$1.57
Diluted	$0.66		$0.01		$0.65

Shares Used to Compute Income (loss) per Share
Basic	22,806,777		22,806,777		22,806,777
Diluted	54,699,198		54,699,198		54,699,198

Comprehensive Income (Loss):
Net Income (Loss)	$36,334,098	$(999,513)	$489,761		$35,824,346
Change in foreign currency translation adjustments	15,272	—	—		15,272
Comprehensive Income (Loss) Available to Common Stockholders	$36,349,370	$(999,513)	$489,761		$35,839,618

See accompanying notes to unaudited pro forma condensed combined financial information.

5

Generex Biotechnology Corporation and

Regentys Corporation

Notes to the unaudited pro forma condensed combined financial information

1. Basis of pro forma presentation

On January 7, 2019, Regentys Corporation (“Regentys”) and Generex Biotechnology Corporation (“Generex” or the “Company”) completed closing of the stock purchase agreement (the “Stock Purchase Agreement”) previously announced in a binding letter of intent (“LOI”) on November 28, 2018 wherein the Company purchased 51% of the capital stock of Regentys (12,048,161 newly issued shares in Regentys common stock, referred to as the “Generex shares”)  in exchange for total purchase price of $15,000,000 payable as follows: (i) a cash payment of $400,000; and (ii) the issuance of a promissory note in the amount of $14,600,000 subject to  simple interest of four percent (4.0%) per annum, payable in five (5) installment payments as follows in accordance with the Stock Purchase Agreement and Promissory Note, with the proceeds intended to be used for specific purposes:

(a) Guaranteed payments:

(i)	$3,450,000 – to initiate pre-clinical activities, payable on or about January 15, 2019, of which $650,000 was received by the Company and the remaining balance of $2,800,000 is payable on or before April 1, 2019
(ii)	$2,000,000 – to initiate patient recruitment activities, payable on or about May 1, 2019
(iii)	$3,000,000 – to initiate a first in-human pilot study, payable, on or about September 1, 2019

(b) Incremental payments

(i)	$5,000,000 – to initiate a human pivotal study, payable on or about February 1, 2020
(ii)	$1,150,000 – to submit a 510(k) de novo submission to the FDA, payable on or about February 1, 2021

In the event that Generex fails to make full payment when due of the Guaranteed Payments, Regentys, in its sole discretion, shall have the option to (i) forfeit all of Generex’s shares OR (ii) demand and receive freely tradeable common shares of Generex equivalent to 110% of the value of the missing Guaranteed Payment with Regentys facilitating the disposition of same in ordinary trading activities and in accordance with all state and federal securities laws, rules and regulations and exchange requirements. In the event any Incremental Payment is not paid when due, (i) Generex’s ownership interest in Regentys shall be automatically and proportionally reduced based upon the amount of the purchase price actually paid and (ii) such Generex’s share certificate shall be returned by Generex to Regentys for reissuance and failing which, Regentys shall be entitled to automatically adjust Generex’s ownership interest on the books of Regentys.

Should Generex fails to cure a default on its Incremental Payments with in sixty (60) days from due date, Regentys is entitled in its sole discretion to pursue alternative sources of capital without regard to any pre-emptive rights, rights of first refusal, or anti-dilution protections otherwise available to Generex.

In the event that the Financial Statements of Regentys as indicated in the SPA are not delivered to Generex within sixty (60) calendar days of the Closing Date, which date was March 8, 2019, Generex shall be entitled, in its sole discretion, to rescind the stock purchase transaction, in which event (i) the Milestone Payment and any Guaranteed Payments and Incremental Payments made prior to such rescission will be forthwith due and repayable by Regentys to Generex.

On March 14, 2019, the Company and Regentys amended the Stock Purchase Agreement and Promissory Note to extend the due date of the remaining balance of the first tranche of Guaranteed Payments amounting to $2,800,000 on or before April 1, 2019.

The financial data in the unaudited pro forma condensed consolidated financial statements are presented in U.S. dollars and has been prepared in a manner consistent with the accounting policies adopted by Generex. These accounting policies are similar in most material respects to those of Regentys, Generex is currently performing a more detailed review of Regentys’ accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements. Transactions between Generex and Regentys are eliminated in the preparation of this unaudited pro forma condensed consolidated financial statements.

The historical consolidated financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated statements of income, are expected to have a continuing impact on the results of operations. The Unaudited Pro Forma Combined Financial Information do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

The accompanying unaudited pro forma combined financial information is derived from the historical financial statements of Generex and Regentys. The unaudited pro forma combined financial information is prepared using the acquisition method of accounting, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 805, Business Combinations, and Topic 820 – Fair Value Measurements and Disclosures with Generex treated as the accounting acquirer.

Regentys’ historical fiscal year ends on December 31 and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Company’s July 31 fiscal year end:

•	The unaudited pro forma condensed combined balance sheet as of October 31, 2018, combines the Company’s historical financial position as of October 31, 2018, and Regentys’ historical financial position as of September 30, 2018;

•	The unaudited pro forma condensed combined statement of operations for the three months ended October 31, 2018, combines the Company’s historical results for three months ended October 31, 2018, and Regentys’ historical results for the three months ended September 30, 2018.

•	The unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2018, combines the Company’s historical results for year ended July 31, 2018, and Regentys’ historical results for the twelve months ended June 30, 2018. The amounts for the twelve months ended June 30, 2018 were derived by adding Regentys’ six months amounts for the six months ended June 30, 2018 to the Regentys’ year end amounts for the year ended December 31, 2017, and removing the amounts for the six months ended June 30, 2017.

The unaudited pro forma condensed consolidated balance sheet as of October 31, 2018 gives effect to the Regentys’ acquisition as if it occurred on that date. The unaudited pro forma condensed consolidated statements of income for the three months ended October 31, 2018 and for the year ended July 31, 2018 give effect to the Regentys’ acquisition as if it occurred on August 1, 2017,  using the acquisition method of accounting. The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Generex that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations.

6

2. Purchase price

The purchase price for the Acquisition was $15 million as follows:

	Amount	Fair Value
Purchase Price:
Cash	$400,000	$400,000
Future Cash Payments of Note Payable	$14,600,000	14,345,205
Net Purchase Price	$15,000,000	$14,745,205

The note payable was issued to Regentys and will be recognized by Regentys as notes receivable on the acquisition date. These balances are eliminated for the purpose of this unaudited pro forma condensed combined financial statements. The note payable will be recorded at the fair value and the Company will impute interest over the term of the agreement at a rate of 2.42% to 2.58%.

3. Preliminary Pro Forma Allocation of Purchase Price

Under the acquisition method of accounting, the total purchase price is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition. Goodwill is then measured as the excess of the aggregate of the fair value of purchase consideration transferred and the fair value of noncontrolling interest in the acquiree over the fair values of tangible and identifiable intangible assets acquired and liabilities assumed.

Generex has performed a preliminary valuation analysis of the fair values of Regentys’ tangible and identifiable intangible assets to be acquired and liabilities to be assumed. Using the total consideration for the Acquisition, the Company has estimated the allocations to such assets and liabilities, with the assistance of an independent valuation specialist. The Company has not completed the detailed valuation studies necessary to arrive at the required fair values of Regentys’ tangible and identifiable intangible assets acquired and liabilities assumed. Therefore, the following allocation of the purchase price to acquired assets and assumed liabilities is based on preliminary fair value estimates and subject to final management analysis, with the assistance of third party valuation advisors.

Regentys’ historical fiscal year ends on December 31 and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Company’s July 31 fiscal year end. Hence, for the purpose of this pro forma, t he following table summarizes the allocation of the preliminary purchase price as if the acquisition date occurred on October 31, 2018:

Purchase price allocation:
Cash and cash equivalents	$1,631
Other current Assets	8,262
Property and equipment, net	536
Accounts payable and accrued liabilities	(1,087,226)
Notes payable	(753,704)
Loans from related parties	(51,505)
Net liabilities of Regentys	(1,882,006)

Cash paid prior to the time of closing	400,000
Note receviable from Generex	14,345,205
In-process research & development	3,510,680
Goodwill	13,205,768
Deferred tax liability	(889,782)
Non-controlling interest	(13,944,660)
Total Purchase Price	$14,745,205

7

4. Pro Forma Adjustments

The unaudited pro forma financial information is not necessarily indicative of what the financial position actually would have been had the acquisition been completed at the date indicated. Such information includes adjustments that are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-merger periods.

The following describes the pro forma adjustments related to the acquisition that have been made in the accompanying unaudited pro forma combined balance sheet as of October 31, 2018 gives effect to the Regentys’ acquisition as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2018 and for the year ended July 31, 2018 give effect to the Regentys’ acquisition as if it occurred on August 1, 2017. The following pro forma adjustments reflect the assumptions described in the two preceeding statements:

(A)	To record the incremental goodwill as a result preliminary purchase price allocation of the excess of the purchase consideration over the fair value of assets acquired in the amount of $13,205,768.

(B)	To record the incremental in-process research and development of $3,510,680 as a result of the preliminary purchase price allocation based upon the assumption that the product is commercially oriented and technically viable as of the date of valuation. Regentys began in essentially in May 2015 (upon purchase of licensed patents) and is currently scheduled to complete various milestones in the next five years, therefore the valuation assumed functional obsolescence of the tangibles or intangibles developed to date and the replacement cost was discounted for its remaining useful life.

(C)	To record the elimination of the redeemable convertible preferred stock at book value of of $1,815,575 and record its fair value of $4,073,898 as redeemable non-controlling interest.

(D)	To record the elimination of the capital stock and additional paid in capital of Regentys as a result of the acquisition as if the Acquisition occurred on October 31, 2018.

(E)	To record the elimination of the accumulated deficit of Regentys as a result of the acquisition as if the Acquisition occurred on October 31, 2018. This also includes the adjustment to release the valuation allowance for Generex’s deferred tax assets as a result of recording of deferred tax liability of $889,782.

(F)	To record the non-controlling interest as a result of the Acquisition based upon the fair value of non-controlling interest in Regentys as if the Acquisition occurred on October 31, 2018.

(G)	To record non-controlling interest as a result of the Acquisition as if the Acquisition occurred on August 1, 2017.

(H)	To record non-controlling interest as a result of the Acquisition as if the Acquisition occurred on August 1, 2017.

8